UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2006

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


          000-50545                                     30-0136231
    Commission File Number                  I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01. Other Events

       The attached letter was mailed to shareholders on or about March 13, 2006


Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

       Not Applicable.

(b) Pro Forma Financial Information

       Not Applicable.

(c) List of Exhibits

99.1 Copy of letter to shareholders of Southwest Community Bancorp (the "Company") and accompanying press release (originally issued and previously filed on February 16, 2006) announcing the execution of an Agreement and Plan of Merger between the Company and Placer Sierra Bancshares.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           SOUTHWEST COMMUNITY BANCORP


DATE: March 13, 2006                           By: /s/ Frank J. Mercardante
                                                   -----------------------------
                                                            Frank J. Mercardante
                                                         Chief Executive Officer